UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 30, 2004

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000
(Former name or former address, if changed since last report)

Atlas Air, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	84-1207329

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000
(Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.
SIGNATURES

Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Scott J. Dolan, former Senior Vice President and Chief Operating Officer of Atlas Air Worldwide Holdings, Inc. (the “Company”), left the Company, effective April 30, 2004, to become President of United Airlines’ cargo division. Mr. Dolan also held comparable senior managerial positions with Atlas Air, Inc. and Polar Air Cargo, Inc., the Company’s principal operating subsidiaries. Jeffrey H. Erickson, President and Chief Executive Officer of the Company, will assume Mr. Dolan’s responsibilities until a replacement is found.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.
DATE: May 5, 2004	By:	/s/ David W. Lancelot
David W. Lancelot
Senior Vice President & Chief Financial Officer

Atlas Air, Inc.
DATE: May 5, 2004	By:	/s/ David W. Lancelot
David W. Lancelot
Senior Vice President & Chief Financial Officer